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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 14, 2000




                                CHEC FUNDING, LLC
                                -----------------
               (Exact name of Registrant as Specified in Charter)

Delaware                             333-92355               75-2851805
--------                             ---------               ----------
(State or Other                      (Commission             (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)



                 2728 North Harwood Street, Dallas, Texas       75201
                 ----------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5000
                                                           --------------


                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  OTHER EVENTS.

CHEC Funding, LLC, as depositor (the "Depositor") registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the
"Act"), by a Registration Statement on Form S-3 (Registration File No.
333-93255) (as amended, the "Registration Statement"). Pursuant to the
Registration Statement, the Depositor caused Centex Home Equity Loan Trust
2000-D to issue $400,000,000 principal amount of Home Equity Loan
Asset-Backed Certificates, Series 2000-D (the "Certificates"), on December
14, 2000 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), dated as of December 1, 2000, among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity
Corporation, as a seller and servicer, CHEC Conduit Funding, LLC as a seller and Bank One, National Association, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.
                  -----------

                   4.1     Pooling and Servicing Agreement
                  99.1     Certificate Insurance Policy


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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHEC FUNDING, LLC



                                       By:    /s/ Jeffrey B. Upperman
                                              ------------------------
                                       Name:    Jeffrey B. Upperman
                                       Title:   Vice President

Date:  December 14, 2000



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                                  EXHIBIT INDEX

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

Exhibit Number                         Description
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

    4.1                                Pooling and Servicing Agreement
   99.1                                Certificate Insurance Policy
